Exhibit 99.3
Non-GAAP Financial Measures
This exhibit provides additional information concerning the implications, on a historic basis, of the Company's change in its accounting policy for pension accounting.
Use of Non-U.S. GAAP Financial Measures
From time to time, management may publicly disclose certain "numerical non-GAAP financial measures" in the course of our financial presentations, earnings releases, earnings conference calls and otherwise. For these purposes, the U.S. Securities and Exchange Commission (“SEC”) defines a "non-GAAP financial measure" as a numerical measure of historical or future financial performance, financial positions, or cash flows that excludes amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with GAAP in financial statements, and vice versa for measures that include amounts, or is subject to adjustments that effectively include amounts, that are excluded from the most directly comparable measure so calculated and presented. For these purposes, "GAAP" refers to generally accepted accounting principles in the United States.
Non-GAAP financial measures disclosed by management are provided as additional information to investors in order to provide them with an alternative method for assessing our financial condition and operating results. The Company presents these non-GAAP financial measures because it believes them to be important supplemental measures of performance that are used by security analysts, investors and other interested parties in the evaluation of companies in our industry. These non-GAAP financial measures should be viewed as supplemental to, and should not be considered as alternatives to net earnings (loss), operating profit (loss), cash flow from operating activities, earnings per share or any other financial measures. They may not be indicative of the historical operating results of the Company nor is it intended to be predictive of potential future results. Investors should not consider these non-GAAP financial measures in isolation or as substitutes for performance measures calculated in accordance with GAAP. Our management uses these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparison.
Pursuant to the requirements of SEC Regulation G, whenever we refer to a non-GAAP financial measure, we will also generally present, in the presentation or on a Form 8-K or on our Web site, www.celanese.com, to the extent practicable, the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference with such comparable GAAP financial measure. This supplemental financial disclosure should be considered within the context of our complete audited financial results for the given period, which are available on the Financial Information / SEC Filings page of the Investor Relations section of our Web site, www.celanese.com.
Specific Measures Used
This exhibit uses or references the following performance measures: adjusted EBIT, operating EBITDA and adjusted earnings per share as non-U.S. GAAP measures. The most directly comparable financial measure presented in accordance with U.S. GAAP in our consolidated financial statements for adjusted EBIT is net earnings (loss); for operating EBITDA is net earnings (loss); and for adjusted earnings per share is earnings per common share-diluted.
Definitions

•
Adjusted EBIT is defined by the company as net earnings (loss) less interest income plus loss (earnings) from discontinued operations, interest expense and taxes, and further adjusted for other charges and other adjustments. We believe that adjusted EBIT is more reflective of our operations as it provides transparency to investors and enhances period-to-period comparability of our operations and financial performance. Our management believes adjusted EBIT is an important measure of our operating performance because it allows management, investors and analysts to evaluate and assess our core operating results from period to period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. Our management recognizes that adjusted EBIT has inherent limitations because of the excluded items. Adjusted EBIT is one of the measures management uses for its planning and budgeting process to monitor and evaluate financial and operating results and for the company's incentive compensation plan. We may provide guidance on adjusted EBIT and are unable to reconcile forecasted adjusted EBIT to a U.S. GAAP financial measure because a forecast of other charges and other adjustments is not practical. Adjusted EBIT by business segment may also be referred to by management as segment income.

EX 99.3 - 1

•
Operating EBITDA is defined by the company as net earnings (loss) less interest income plus loss (earnings) from discontinued operations, interest expense, taxes, and depreciation and amortization, and further adjusted for other charges and other adjustments. We believe that operating EBITDA is more reflective of our operations as it provides transparency to investors and enhances period-to-period comparability of our operations and financial performance. Our management believes operating EBITDA is an important measure of our operating performance because it allows management, investors and analysts to evaluate and assess our core operating results from period to period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. Our management recognizes that operating EBITDA has inherent limitations because of the excluded items. Operating EBITDA is one of the measures management uses for its planning and budgeting process to monitor and evaluate financial and operating results and for the company's incentive compensation plan. We may provide guidance on operating EBITDA and are unable to reconcile forecasted operating EBITDA to a U.S. GAAP financial measure because a forecast of other charges and other adjustments is not practical.

•
Adjusted earnings per share is a measure used by management to measure performance. It is defined by the company as earnings (loss) from continuing operations, adjusted for other charges and other adjustments, and divided by the number of basic common shares, convertible preferred shares and dilutive restricted stock units and stock options calculated using the treasury method. We may provide guidance on an adjusted earnings per share basis and are unable to reconcile forecasted adjusted earnings per share to a U.S. GAAP financial measure without unreasonable effort because a forecast of other charges and other adjustments is not practical. We believe that the presentation of this non-U.S. GAAP measure provides useful information to management and investors regarding various financial and business trends relating to our financial condition and results of operations, and that when U.S. GAAP information is viewed in conjunction with non-U.S. GAAP information, investors are provided with a more meaningful understanding of our ongoing operating performance. Note: The income tax rate used for adjusted earnings per share approximates the midpoint in a range of forecasted tax rates for the year. This range may include certain partial or full-year forecasted tax opportunities, where applicable, and specifically excludes changes in uncertain tax positions, discrete items and other material items adjusted out of our U.S. GAAP earnings for adjusted earnings per share purposes, and changes in management's assessments regarding the ability to realize deferred tax assets. We analyze this rate quarterly and adjust if there is a material change in the range of forecasted tax rates; an updated forecast would not necessarily result in a change to our tax rate used for adjusted earnings per share. The adjusted tax rate is an estimate and may differ from the tax rate used for U.S. GAAP reporting in any given reporting period. It is not practical to reconcile our prospective adjusted tax rate to the actual U.S. GAAP tax rate in any given future period.

Results Unaudited
The results presented in this exhibit, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year.

EX 99.3 - 2

Reconciliation of Consolidated Net Earnings (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Year Ended December 31, 2012
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Net earnings (loss)	605	(233)	372
(Earnings) loss from discontinued operations	4	—	4
Interest income	(2)	—	(2)
Interest expense	185	—	185
Refinancing expense	3	—	3
Income tax provision (benefit)	48	(103)	(55)
Other charges (gains), net (1)	14	—	14
Other adjustments (1)	52	389	441
Adjusted EBIT	909	53	962
Depreciation and amortization expense (2)	300	—	300
Operating EBITDA	1,209	53	1,262

	Year Ended December 31, 2012
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Advanced Engineered Materials	—	—	—
Consumer Specialties	6	—	6
Industrial Specialties	2	—	2
Acetyl Intermediates	—	—	—
Other Activities (3)	—	—	—
Accelerated depreciation and amortization expense	8	—	8
Depreciation and amortization expense (2)	300	—	300
Total depreciation and amortization expense	308	—	308
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	Excludes accelerated depreciation and amortization expense as detailed in the table above and included in Other adjustments above.

(3)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

EX 99.3 - 3

Segment Data and Reconciliation of Operating Profit (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Year Ended December 31, 2012
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Operating Profit (Loss)
Advanced Engineered Materials	86	9	95
Consumer Specialties	244	7	251
Industrial Specialties	82	4	86
Acetyl Intermediates	263	6	269
Other Activities (1)	(164)	(362)	(526)
Total	511	(336)	175
Equity Earnings, Cost - Dividend Income and Other Income (Expense)
Advanced Engineered Materials	190	—	190
Consumer Specialties	90	—	90
Industrial Specialties	—	—	—
Acetyl Intermediates	13	—	13
Other Activities (1)	39	—	39
Total	332	—	332
Other Charges and Other Adjustments (2)
Advanced Engineered Materials	16	—	16
Consumer Specialties	34	—	34
Industrial Specialties	2	—	2
Acetyl Intermediates	5	—	5
Other Activities (1)	9	389	398
Total	66	389	455
Adjusted EBIT
Advanced Engineered Materials	292	9	301
Consumer Specialties	368	7	375
Industrial Specialties	84	4	88
Acetyl Intermediates	281	6	287
Other Activities (1)	(116)	27	(89)
Total	909	53	962

Depreciation and Amortization Expense (3)
Advanced Engineered Materials	113	—	113
Consumer Specialties	39	—	39
Industrial Specialties	53	—	53
Acetyl Intermediates	80	—	80
Other Activities (1)	15	—	15
Total	300	—	300
Operating EBITDA
Advanced Engineered Materials	405	9	414
Consumer Specialties	407	7	414
Industrial Specialties	137	4	141
Acetyl Intermediates	361	6	367
Other Activities (1)	(101)	27	(74)
Total	1,209	53	1,262
______________________________

(1)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

(2)	See Other charges and Other adjustments reconciliation for details.

(3)	Excludes accelerated depreciation and amortization expense included in Other charges and Other adjustments above.

EX 99.3 - 4

Adjusted Earnings (Loss) Per Share - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

	Year Ended December 31, 2012
	As Previously Reported		Effect of Change		As Adjusted
		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations	609	3.81	(233)	(1.46)	376	2.35
Deduct: Income tax (provision) benefit	(48)		103		55
Earnings (loss) from continuing operations before tax	657		(336)		321
Other charges and other adjustments (1)	66		389		455
Refinancing and related expenses	8		—		8
Adjusted earnings (loss) from continuing operations before tax	731		53		784
Income tax (provision) benefit on adjusted earnings (2)	(124)		(9)		(133)
Noncontrolling interests	—		—		—
Adjusted earnings (loss) from continuing operations (3)	607	3.80	44	0.27	651	4.07

	Diluted shares (in millions) (4)
Weighted average shares outstanding	158.3		—		158.3
Dilutive stock options	0.9		—		0.9
Dilutive restricted stock units	0.6		—		0.6
Total diluted shares	159.8		—		159.8
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	The adjusted effective tax rate is 17% for the year ended December 31, 2012.

(3)	The As adjusted amount excludes the immediate recognition of actuarial gains and losses and the impact of actual plan asset returns of 13.1% vs. expected plan asset returns of 8.06%.

(4)	Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.
Other Charges and Other Adjustments - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

Other Charges (Gains), Net:	Year Ended December 31, 2012
	(In $ millions)
Employee termination benefits	6
Kelsterbach plant relocation	7
Plumbing actions	(5)
Asset impairments	8
Commercial disputes	(2)
Total	14

Other Adjustments: (1)	Year Ended December 31, 2012	Income Statement Classification
	(In $ millions)
Business optimization	9	SG&A
Kelsterbach plant relocation	14	Cost of sales
Plant closures	21	Cost of sales / SG&A
(Gain) loss on disposition of assets	1	(Gain) loss on disposition
Acetate production interruption costs	10	Cost of sales
InfraServ Hoechst debt restructuring	(22)	Equity in net (earnings) loss of affiliates
Actuarial (gain) loss on pension and postretirement plans	389	Cost of sales / SG&A / R&D
Other	19	Various
Total	441
Total other charges and other adjustments	455
______________________________

(1)	These items are included in net earnings but not included in Other charges (gains), net.

EX 99.3 - 5

Reconciliation of Consolidated Net Earnings (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Year Ended December 31, 2011
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Net earnings (loss)	607	(180)	427
(Earnings) loss from discontinued operations	(1)	—	(1)
Interest income	(3)	—	(3)
Interest expense	221	—	221
Refinancing expense	3	—	3
Income tax provision (benefit)	149	(108)	41
Other charges (gains), net (1)	48	—	48
Other adjustments (1)	51	306	357
Adjusted EBIT	1,075	18	1,093
Depreciation and amortization expense (2)	287	—	287
Operating EBITDA	1,362	18	1,380

	Year Ended December 31, 2011
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Advanced Engineered Materials	3	—	3
Consumer Specialties	8	—	8
Industrial Specialties	—	—	—
Acetyl Intermediates	—	—	—
Other Activities (3)	—	—	—
Accelerated depreciation and amortization expense	11	—	11
Depreciation and amortization expense (2)	287	—	287
Total depreciation and amortization expense	298	—	298
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	Excludes accelerated depreciation and amortization expense as detailed in the table above and included in Other adjustments above.

(3)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

EX 99.3 - 6

Segment Data and Reconciliation of Operating Profit (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Year Ended December 31, 2011
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Operating Profit (Loss)
Advanced Engineered Materials	76	3	79
Consumer Specialties	227	2	229
Industrial Specialties	100	2	102
Acetyl Intermediates	459	(1)	458
Other Activities (1)	(172)	(294)	(466)
Total	690	(288)	402
Equity Earnings, Cost - Dividend Income and Other Income (Expense)
Advanced Engineered Materials	163	—	163
Consumer Specialties	80	—	80
Industrial Specialties	2	—	2
Acetyl Intermediates	10	—	10
Other Activities (1)	31	—	31
Total	286	—	286
Other Charges and Other Adjustments (2)
Advanced Engineered Materials	60	—	60
Consumer Specialties	23	—	23
Industrial Specialties	1	—	1
Acetyl Intermediates	(3)	—	(3)
Other Activities (1)	18	306	324
Total	99	306	405
Adjusted EBIT
Advanced Engineered Materials	299	3	302
Consumer Specialties	330	2	332
Industrial Specialties	103	2	105
Acetyl Intermediates	466	(1)	465
Other Activities (1)	(123)	12	(111)
Total	1,075	18	1,093

Depreciation and Amortization Expense (3)
Advanced Engineered Materials	97	—	97
Consumer Specialties	36	—	36
Industrial Specialties	45	—	45
Acetyl Intermediates	96	—	96
Other Activities (1)	13	—	13
Total	287	—	287
Operating EBITDA
Advanced Engineered Materials	396	3	399
Consumer Specialties	366	2	368
Industrial Specialties	148	2	150
Acetyl Intermediates	562	(1)	561
Other Activities (1)	(110)	12	(98)
Total	1,362	18	1,380
______________________________

(1)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

(2)	See Other charges and Other adjustments reconciliation for details.

(3)	Excludes accelerated depreciation and amortization expense included in Other charges and Other adjustments above.

EX 99.3 - 7

Adjusted Earnings (Loss) Per Share - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

	Year Ended December 31, 2011
	As Previously Reported		Effect of Change		As Adjusted
		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations	606	3.81	(180)	(1.13)	426	2.68
Deduct: Income tax (provision) benefit	(149)		108		(41)
Earnings (loss) from continuing operations before tax	755		(288)		467
Other charges and other adjustments (1)	99		306		405
Refinancing and related expenses	3		—		3
Adjusted earnings (loss) from continuing operations before tax	857		18		875
Income tax (provision) benefit on adjusted earnings (2)	(146)		(12)		(158)
Noncontrolling interests	—		—		—
Adjusted earnings (loss) from continuing operations (3)	711	4.47	6	0.04	717	4.51

	Diluted shares (in millions) (4)
Weighted average shares outstanding	156.2		—		156.2
Dilutive stock options	1.9		—		1.9
Dilutive restricted stock units	0.8		—		0.8
Total diluted shares	158.9		—		158.9
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	The adjusted effective tax rate for the year ended December 31, 2011 is 17% As previously reported and 18% As adjusted.

(3)	The As adjusted amount excludes the immediate recognition of actuarial gains and losses and the impact of actual plan asset returns of 7.6% vs. expected plan asset returns of 8.06%.

(4)	Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.

EX 99.3 - 8

Other Charges and Other Adjustments - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

Other Charges (Gains), Net:	Year Ended December 31, 2011
	(In $ millions)
Employee termination benefits	22
Kelsterbach plant relocation	47
Plumbing actions	(6)
Asset impairments	1
Commercial disputes	(15)
Other	(1)
Total	48

Other Adjustments: (1)	Year Ended December 31, 2011	Income Statement Classification
	(In $ millions)
Business optimization	8	SG&A
Kelsterbach plant relocation	8	Cost of sales
Plant closures	18	Cost of sales / SG&A
(Gain) loss on disposition of assets	(1)	(Gain) loss on disposition
Write-off of other productive assets	(1)	Cost of sales
Commercial disputes	8	Cost of sales / SG&A
Actuarial (gain) loss on pension and postretirement plans	306	Cost of sales / SG&A / R&D
Other	11	Cost of sales
Total	357
Total other charges and other adjustments	405
______________________________

(1)	These items are included in net earnings but not included in Other charges (gains), net.

EX 99.3 - 9

Reconciliation of Consolidated Net Earnings (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Year Ended December 31, 2010
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Net earnings (loss)	377	(65)	312
(Earnings) loss from discontinued operations	49	—	49
Interest income	(7)	—	(7)
Interest expense	204	—	204
Refinancing expense	16	—	16
Income tax provision (benefit)	112	(40)	72
Other charges (gains), net (1)	46	—	46
Other adjustments (1)	67	84	151
Adjusted EBIT	864	(21)	843
Depreciation and amortization expense (2)	258	—	258
Operating EBITDA	1,122	(21)	1,101

	Year Ended December 31, 2010
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Advanced Engineered Materials	4	—	4
Consumer Specialties	5	—	5
Industrial Specialties	—	—	—
Acetyl Intermediates	20	—	20
Other Activities (3)	—	—	—
Accelerated depreciation and amortization expense	29	—	29
Depreciation and amortization expense (2)	258	—	258
Total depreciation and amortization expense	287	—	287
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	Excludes accelerated depreciation and amortization expense as detailed in the table above and included in Other adjustments above.

(3)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

EX 99.3 - 10

Segment Data and Reconciliation of Operating Profit (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Year Ended December 31, 2010
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Operating Profit (Loss)
Advanced Engineered Materials	186	(4)	182
Consumer Specialties	164	(1)	163
Industrial Specialties	89	—	89
Acetyl Intermediates	243	(6)	237
Other Activities (1)	(179)	(94)	(273)
Total	503	(105)	398
Equity Earnings, Cost - Dividend Income and Other Income (Expense)
Advanced Engineered Materials	143	—	143
Consumer Specialties	73	—	73
Industrial Specialties	—	—	—
Acetyl Intermediates	9	—	9
Other Activities (1)	23	—	23
Total	248	—	248
Other Charges and Other Adjustments (2)
Advanced Engineered Materials	(38)	—	(38)
Consumer Specialties	97	—	97
Industrial Specialties	(19)	—	(19)
Acetyl Intermediates	62	—	62
Other Activities (1)	11	84	95
Total	113	84	197
Adjusted EBIT
Advanced Engineered Materials	291	(4)	287
Consumer Specialties	334	(1)	333
Industrial Specialties	70	—	70
Acetyl Intermediates	314	(6)	308
Other Activities (1)	(145)	(10)	(155)
Total	864	(21)	843

Depreciation and Amortization Expense (3)
Advanced Engineered Materials	72	—	72
Consumer Specialties	37	—	37
Industrial Specialties	41	—	41
Acetyl Intermediates	97	—	97
Other Activities (1)	11	—	11
Total	258	—	258
Operating EBITDA
Advanced Engineered Materials	363	(4)	359
Consumer Specialties	371	(1)	370
Industrial Specialties	111	—	111
Acetyl Intermediates	411	(6)	405
Other Activities (1)	(134)	(10)	(144)
Total	1,122	(21)	1,101
______________________________

(1)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

(2)	See Other charges and Other adjustments reconciliation for details.

(3)	Excludes accelerated depreciation and amortization expense included in Other charges and Other adjustments above.

EX 99.3 - 11

Adjusted Earnings (Loss) Per Share - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

	Year Ended December 31, 2010
	As Previously Reported		Effect of Change		As Adjusted
		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations	426	2.69	(65)	(0.41)	361	2.28
Deduct: Income tax (provision) benefit	(112)		40		(72)
Earnings (loss) from continuing operations before tax	538		(105)		433
Other charges and other adjustments (1)	113		84		197
Refinancing and related expenses	16		—		16
Adjusted earnings (loss) from continuing operations before tax	667		(21)		646
Income tax (provision) benefit on adjusted earnings (2)	(133)		(3)		(136)
Noncontrolling interests	—		—		—
Adjusted earnings (loss) from continuing operations (3)	534	3.37	(24)	(0.15)	510	3.22

	Diluted shares (in millions) (4)
Weighted average shares outstanding	154.6		—		154.6
Assumed conversion of preferred stock	1.6		—		1.6
Dilutive stock options	1.8		—		1.8
Dilutive restricted stock units	0.4		—		0.4
Total diluted shares	158.4		—		158.4
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	The adjusted effective tax rate for the year ended December 31, 2010 is 20% As previously reported and 21% As adjusted.

(3)	The As adjusted amount excludes the immediate recognition of actuarial gains and losses and the impact of actual plan asset returns of 15.1% vs. expected plan asset returns of 8.06%.

(4)	Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.

EX 99.3 - 12

Other Charges and Other Adjustments - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

Other Charges (Gains), Net:	Year Ended December 31, 2010
	(In $ millions)
Employee termination benefits	32
Kelsterbach plant relocation	26
Plumbing actions	(59)
Insurance recoveries	(18)
Asset impairments	74
Plant/office closures	4
Commercial disputes	(13)
Total	46

Other Adjustments: (1)	Year Ended December 31, 2010	Income Statement Classification
	(In $ millions)
Business optimization	16	Cost of sales / SG&A
Kelsterbach plant relocation	(13)	Cost of sales
Plant closures	17	Cost of sales / SG&A
Contract termination	22	Cost of sales
(Gain) loss on disposition of assets	(10)	(Gain) loss on disposition
Write-off of other productive assets	18	Cost of sales
Actuarial (gain) loss on pension and postretirement plans	84	Cost of sales / SG&A / R&D
Other	17	Various
Total	151
Total other charges and other adjustments	197
______________________________

(1)	These items are included in net earnings but not included in Other charges (gains), net.

EX 99.3 - 13

Reconciliation of Consolidated Net Earnings (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Year Ended December 31, 2009
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Net earnings (loss)	498	(95)	403
(Earnings) loss from discontinued operations	(4)	—	(4)
Interest income	(8)	—	(8)
Interest expense	207	—	207
Income tax provision (benefit)	(243)	(51)	(294)
Other charges (gains), net (1)	136	—	136
Other adjustments (1)	(19)	104	85
Adjusted EBIT	567	(42)	525
Depreciation and amortization expense (2)	290	—	290
Operating EBITDA	857	(42)	815

	Year Ended December 31, 2009
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Advanced Engineered Materials	1	—	1
Consumer Specialties	—	—	—
Industrial Specialties	5	—	5
Acetyl Intermediates	12	—	12
Other Activities (3)	—	—	—
Accelerated depreciation and amortization expense	18	—	18
Depreciation and amortization expense (2)	290	—	290
Total depreciation and amortization expense	308	—	308
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	Excludes accelerated depreciation and amortization expense as detailed in the table above and included in Other adjustments above.

(3)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

EX 99.3 - 14

Segment Data and Reconciliation of Operating Profit (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Year Ended December 31, 2009
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Operating Profit (Loss)
Advanced Engineered Materials	38	(2)	36
Consumer Specialties	231	(1)	230
Industrial Specialties	89	—	89
Acetyl Intermediates	92	(4)	88
Other Activities (1)	(160)	(139)	(299)
Total	290	(146)	144
Equity Earnings, Cost - Dividend Income and Other Income (Expense)
Advanced Engineered Materials	76	—	76
Consumer Specialties	57	—	57
Industrial Specialties	—	—	—
Acetyl Intermediates	9	—	9
Other Activities (1)	18	—	18
Total	160	—	160
Other Charges and Other Adjustments (2)
Advanced Engineered Materials	—	—	—
Consumer Specialties	10	—	10
Industrial Specialties	(26)	—	(26)
Acetyl Intermediates	103	—	103
Other Activities (1)	30	104	134
Total	117	104	221
Adjusted EBIT
Advanced Engineered Materials	114	(2)	112
Consumer Specialties	298	(1)	297
Industrial Specialties	63	—	63
Acetyl Intermediates	204	(4)	200
Other Activities (1)	(112)	(35)	(147)
Total	567	(42)	525

Depreciation and Amortization Expense (3)
Advanced Engineered Materials	72	—	72
Consumer Specialties	50	—	50
Industrial Specialties	46	—	46
Acetyl Intermediates	111	—	111
Other Activities (1)	11	—	11
Total	290	—	290
Operating EBITDA
Advanced Engineered Materials	186	(2)	184
Consumer Specialties	348	(1)	347
Industrial Specialties	109	—	109
Acetyl Intermediates	315	(4)	311
Other Activities (1)	(101)	(35)	(136)
Total	857	(42)	815
______________________________

(1)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

(2)	See Other charges and Other adjustments reconciliation for details.

(3)	Excludes accelerated depreciation and amortization expense included in Other charges and Other adjustments above.

EX 99.3 - 15

Adjusted Earnings (Loss) Per Share - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

	Year Ended December 31, 2009
	As Previously Reported		Effect of Change		As Adjusted
		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations	494	3.14	(95)	(0.60)	399	2.54
Deduct: Income tax (provision) benefit	243		51		294
Earnings (loss) from continuing operations before tax	251		(146)		105
Other charges and other adjustments (1)	117		104		221
Adjusted earnings (loss) from continuing operations before tax	368		(42)		326
Income tax (provision) benefit on adjusted earnings (2)	(93)		15		(78)
Noncontrolling interests	—		—		—
Adjusted earnings (loss) from continuing operations (3)	275	1.75	(27)	(0.17)	248	1.58

	Diluted shares (in millions) (4)
Weighted average shares outstanding	143.7		—		143.7
Assumed conversion of preferred stock	12.1		—		12.1
Dilutive stock options	1.1		—		1.1
Dilutive restricted stock units	0.2		—		0.2
Total diluted shares	157.1		—		157.1
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	The average adjusted effective tax rate for the year ended December 31, 2009 is 25% As previously reported and 24% As adjusted.

(3)	The As adjusted amount excludes the immediate recognition of actuarial gains and losses and the impact of actual plan asset returns of 17.9% vs. expected plan asset returns of 7.94%.

(4)	Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.
Other Charges and Other Adjustments - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

Other Charges (Gains), Net:	Year Ended December 31, 2009
	(In $ millions)
Employee termination benefits	105
Kelsterbach plant relocation	16
Plumbing actions	(10)
Insurance recoveries	(6)
Asset impairments	14
Plant/office closures	17
Total	136

Other Adjustments: (1)	Year Ended December 31, 2009	Income Statement Classification
	(In $ millions)
Business optimization	7	SG&A
Plant closures	25	Cost of sales
(Gain) on sale of PVOH business	(34)	(Gain) loss on disposition
Actuarial (gain) loss on pension and postretirement plans	104	Cost of sales / SG&A / R&D
Other	(17)	Various
Total	85
Total other charges and other adjustments	221
______________________________

(1)	These items are included in net earnings but not included in Other charges (gains), net.

EX 99.3 - 16

Reconciliation of Consolidated Net Earnings (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Year Ended December 31, 2008
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Net earnings (loss)	280	(542)	(262)
(Earnings) loss from discontinued operations	90	—	90
Interest income	(31)	—	(31)
Interest expense	261	—	261
Income tax provision (benefit)	63	(5)	58
Other charges (gains), net (1)	108	—	108
Other adjustments (1)	63	551	614
Adjusted EBIT	834	4	838
Depreciation and amortization expense (2)	329	—	329
Operating EBITDA	1,163	4	1,167

	Year Ended December 31, 2008
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Advanced Engineered Materials	—	—	—
Consumer Specialties	—	—	—
Industrial Specialties	5	—	5
Acetyl Intermediates	16	—	16
Other Activities (3)	—	—	—
Accelerated depreciation and amortization expense	21	—	21
Depreciation and amortization expense (2)	329	—	329
Total depreciation and amortization expense	350	—	350
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	Excludes accelerated depreciation and amortization expense as detailed in the table above and included in Other adjustments above.

(3)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

EX 99.3 - 17

Segment Data and Reconciliation of Operating Profit (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Year Ended December 31, 2008
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Operating Profit (Loss)
Advanced Engineered Materials	37	(5)	32
Consumer Specialties	190	(1)	189
Industrial Specialties	47	(2)	45
Acetyl Intermediates	304	(4)	300
Other Activities (1)	(138)	(535)	(673)
Total	440	(547)	(107)
Equity Earnings, Cost - Dividend Income and Other Income (Expense)
Advanced Engineered Materials	153	—	153
Consumer Specialties	47	—	47
Industrial Specialties	—	—	—
Acetyl Intermediates	8	—	8
Other Activities (1)	15	—	15
Total	223	—	223
Other Charges and Other Adjustments (2)
Advanced Engineered Materials	25	—	25
Consumer Specialties	3	—	3
Industrial Specialties	13	—	13
Acetyl Intermediates	108	—	108
Other Activities (1)	22	551	573
Total	171	551	722
Adjusted EBIT
Advanced Engineered Materials	215	(5)	210
Consumer Specialties	240	(1)	239
Industrial Specialties	60	(2)	58
Acetyl Intermediates	420	(4)	416
Other Activities (1)	(101)	16	(85)
Total	834	4	838

Depreciation and Amortization Expense (3)
Advanced Engineered Materials	76	—	76
Consumer Specialties	53	—	53
Industrial Specialties	57	—	57
Acetyl Intermediates	134	—	134
Other Activities (1)	9	—	9
Total	329	—	329
Operating EBITDA
Advanced Engineered Materials	291	(5)	286
Consumer Specialties	293	(1)	292
Industrial Specialties	117	(2)	115
Acetyl Intermediates	554	(4)	550
Other Activities (1)	(92)	16	(76)
Total	1,163	4	1,167
______________________________

(1)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

(2)	See Other charges and Other adjustments reconciliation for details.

(3)	Excludes accelerated depreciation and amortization expense included in Other charges and Other adjustments above.

EX 99.3 - 18

Adjusted Earnings (Loss) Per Share - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

	Year Ended December 31, 2008
	As Previously Reported			Effect of Change		As Adjusted
		per share			per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations	370	2.27		(542)	(3.49)	(172)	(1.22)
Deduct: Income tax (provision) benefit	(63)			5		(58)
Earnings (loss) from continuing operations before tax	433			(547)		(114)
Other charges and other adjustments (1)	171			551		722
Adjusted earnings (loss) from continuing operations before tax	604			4		608
Income tax (provision) benefit on adjusted earnings (2)	(157)			(1)		(158)
Noncontrolling interests	1			—		1
Adjusted earnings (loss) from continuing operations (4)	448	2.74	(3)	3	0.02	451	2.76

	Diluted shares (in millions) (5)
Weighted average shares outstanding	148.4			—		148.4
Assumed conversion of preferred stock	12.0			—		12.0
Dilutive stock options	2.6			—		2.6
Dilutive restricted stock units	0.5			—		0.5
Total diluted shares	163.5			—		163.5
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	The adjusted effective tax rate is 26% for the year ended December 31, 2008.

(3)
Reported for the first time since retrospectively applying the equity method of accounting to the Company's investment in National Methanol Company (“Ibn Sina”). See the Company's Form 10-K for the year ended December 31, 2010 for more information.

(4)	The As adjusted amount excludes the immediate recognition of actuarial gains and losses and the impact of actual plan asset returns of (18.2)% vs. expected plan asset returns of 8.05%.

(5)	Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.

EX 99.3 - 19

Other Charges and Other Adjustments - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

Other Charges (Gains), Net:	Year Ended December 31, 2008
	(In $ millions)
Employee termination benefits	21
Kelsterbach plant relocation	12
Insurance recoveries	(38)
Asset impairments	115
Plant/office closures	7
Commercial disputes	(8)
Other	(1)
Total	108

Other Adjustments: (1)	Year Ended December 31, 2008	Income Statement Classification
	(In $ millions)
Business optimization	33	SG&A
Kelsterbach plant relocation	(4)	Cost of sales
Plant closures	23	Cost of sales
Ethylene pipeline exit costs	(2)	Other (income) expense, net
Actuarial (gain) loss on pension and postretirement plans	551	Cost of sales / SG&A / R&D
Other	13	Various
Total	614
Total other charges and other adjustments	722
______________________________

(1)	These items are included in net earnings but not included in Other charges (gains), net.

EX 99.3 - 20

Reconciliation of Consolidated Net Earnings (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Three Months Ended December 31, 2012
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Net earnings (loss)	95	(264)	(169)
(Earnings) loss from discontinued operations	2	—	2
Interest income	(1)	—	(1)
Interest expense	51	—	51
Refinancing expense	3	—	3
Income tax provision (benefit)	16	(112)	(96)
Other charges (gains), net (1)	13	—	13
Other adjustments (1)	(4)	389	385
Adjusted EBIT	175	13	188
Depreciation and amortization expense (2)	79	—	79
Operating EBITDA	254	13	267

	Three Months Ended December 31, 2012
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Advanced Engineered Materials	—	—	—
Consumer Specialties	2	—	2
Industrial Specialties	—	—	—
Acetyl Intermediates	—	—	—
Other Activities (3)	—	—	—
Accelerated depreciation and amortization expense	2	—	2
Depreciation and amortization expense (2)	79	—	79
Total depreciation and amortization expense	81	—	81
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	Excludes accelerated depreciation and amortization expense as detailed in the table above and included in Other adjustments above.

(3)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

EX 99.3 - 21

Segment Data and Reconciliation of Operating Profit (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Three Months Ended December 31, 2012
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Operating Profit (Loss)
Advanced Engineered Materials	1	3	4
Consumer Specialties	60	2	62
Industrial Specialties	6	—	6
Acetyl Intermediates	64	2	66
Other Activities (1)	(45)	(383)	(428)
Total	86	(376)	(290)
Equity Earnings, Cost - Dividend Income and Other Income (Expense)
Advanced Engineered Materials	47	—	47
Consumer Specialties	5	—	5
Industrial Specialties	—	—	—
Acetyl Intermediates	8	—	8
Other Activities (1)	20	—	20
Total	80	—	80
Other Charges and Other Adjustments (2)
Advanced Engineered Materials	11	—	11
Consumer Specialties	11	—	11
Industrial Specialties	—	—	—
Acetyl Intermediates	(5)	—	(5)
Other Activities (1)	(8)	389	381
Total	9	389	398
Adjusted EBIT
Advanced Engineered Materials	59	3	62
Consumer Specialties	76	2	78
Industrial Specialties	6	—	6
Acetyl Intermediates	67	2	69
Other Activities (1)	(33)	6	(27)
Total	175	13	188

Depreciation and Amortization Expense (3)
Advanced Engineered Materials	29	—	29
Consumer Specialties	10	—	10
Industrial Specialties	14	—	14
Acetyl Intermediates	21	—	21
Other Activities (1)	5	—	5
Total	79	—	79
Operating EBITDA
Advanced Engineered Materials	88	3	91
Consumer Specialties	86	2	88
Industrial Specialties	20	—	20
Acetyl Intermediates	88	2	90
Other Activities (1)	(28)	6	(22)
Total	254	13	267
______________________________

(1)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

(2)	See Other charges and Other adjustments reconciliation for details.

(3)	Excludes accelerated depreciation and amortization expense included in Other charges and Other adjustments above.

EX 99.3 - 22

Adjusted Earnings (Loss) Per Share - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

	Three Months Ended December 31, 2012
	As Previously Reported		Effect of Change		As Adjusted
		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations	97	0.60	(264)	(1.65)	(167)	(1.05)
Deduct: Income tax (provision) benefit	(16)		112		96
Earnings (loss) from continuing operations before tax	113		(376)		(263)
Other charges and other adjustments (1)	9		389		398
Refinancing and related expenses	8		—		8
Adjusted earnings (loss) from continuing operations before tax	130		13		143
Income tax (provision) benefit on adjusted earnings (2)	(22)		(2)		(24)
Noncontrolling interests	—		—		—
Adjusted earnings (loss) from continuing operations (3)	108	0.67	11	0.07	119	0.74

	Diluted shares (in millions) (4)
Weighted average shares outstanding	159.5		—		159.5
Dilutive stock options	0.2		—		0.2
Dilutive restricted stock units	0.5		—		0.5
Total diluted shares	160.2		—		160.2
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	The adjusted effective tax rate is 17% for the three months ended December 31, 2012.

(3)	The As adjusted amount excludes the immediate recognition of actuarial gains and losses and the impact of actual plan asset returns of 13.1% vs. expected plan asset returns of 8.06%.

(4)	Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.
Other Charges and Other Adjustments - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

Other Charges (Gains), Net:	Three Months Ended December 31, 2012
	(In $ millions)
Employee termination benefits	4
Kelsterbach plant relocation	2
Plumbing actions	(1)
Asset impairments	8
Total	13

Other Adjustments: (1)	Three Months Ended December 31, 2012	Income Statement Classification
	(In $ millions)
Business optimization	1	SG&A
Kelsterbach plant relocation	10	Cost of sales
Plant closures	5	Cost of sales / SG&A
InfraServ Hoechst debt restructuring	(22)	Equity in net (earnings) loss of affiliates
Actuarial loss on pension and postretirement plans	389	Cost of sales / SG&A / R&D
Other	2	Cost of sales
Total	385
Total other charges and other adjustments	398
______________________________

(1)	These items are included in net earnings but not included in Other charges (gains), net.

EX 99.3 - 23

Reconciliation of Consolidated Net Earnings (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Three Months Ended September 30, 2012
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Net earnings (loss)	117	10	127
(Earnings) loss from discontinued operations	2	—	2
Interest income	—	—	—
Interest expense	44	—	44
Refinancing expense	—	—	—
Income tax provision (benefit)	54	3	57
Other charges (gains), net (1)	(2)	—	(2)
Other adjustments (1)	8	—	8
Adjusted EBIT	223	13	236
Depreciation and amortization expense (2)	75	—	75
Operating EBITDA	298	13	311

	Three Months Ended September 30, 2012
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Advanced Engineered Materials	—	—	—
Consumer Specialties	3	—	3
Industrial Specialties	—	—	—
Acetyl Intermediates	—	—	—
Other Activities (3)	—	—	—
Accelerated depreciation and amortization expense	3	—	3
Depreciation and amortization expense (2)	75	—	75
Total depreciation and amortization expense	78	—	78
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	Excludes accelerated depreciation and amortization expense as detailed in the table above and included in Other adjustments above.

(3)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

EX 99.3 - 24

Segment Data and Reconciliation of Operating Profit (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Three Months Ended September 30, 2012
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Operating Profit (Loss)
Advanced Engineered Materials	43	1	44
Consumer Specialties	70	2	72
Industrial Specialties	23	2	25
Acetyl Intermediates	62	1	63
Other Activities (1)	(35)	7	(28)
Total	163	13	176
Equity Earnings, Cost - Dividend Income and Other Income (Expense)
Advanced Engineered Materials	45	—	45
Consumer Specialties	—	—	—
Industrial Specialties	—	—	—
Acetyl Intermediates	2	—	2
Other Activities (1)	7	—	7
Total	54	—	54
Other Charges and Other Adjustments (2)
Advanced Engineered Materials	(8)	—	(8)
Consumer Specialties	7	—	7
Industrial Specialties	—	—	—
Acetyl Intermediates	7	—	7
Other Activities (1)	—	—	—
Total	6	—	6
Adjusted EBIT
Advanced Engineered Materials	80	1	81
Consumer Specialties	77	2	79
Industrial Specialties	23	2	25
Acetyl Intermediates	71	1	72
Other Activities (1)	(28)	7	(21)
Total	223	13	236

Depreciation and Amortization Expense (3)
Advanced Engineered Materials	29	—	29
Consumer Specialties	10	—	10
Industrial Specialties	13	—	13
Acetyl Intermediates	20	—	20
Other Activities (1)	3	—	3
Total	75	—	75
Operating EBITDA
Advanced Engineered Materials	109	1	110
Consumer Specialties	87	2	89
Industrial Specialties	36	2	38
Acetyl Intermediates	91	1	92
Other Activities (1)	(25)	7	(18)
Total	298	13	311
______________________________

(1)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

(2)	See Other charges and Other adjustments reconciliation for details.

(3)	Excludes accelerated depreciation and amortization expense included in Other charges and Other adjustments above.

EX 99.3 - 25

Adjusted Earnings (Loss) Per Share - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

	Three Months Ended September 30, 2012
	As Previously Reported		Effect of Change		As Adjusted
		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations	119	0.74	10	0.06	129	0.80
Deduct: Income tax (provision) benefit	(54)		(3)		(57)
Earnings (loss) from continuing operations before tax	173		13		186
Other charges and other adjustments (1)	6		—		6
Refinancing and related expenses	—		—		—
Adjusted earnings (loss) from continuing operations before tax	179		13		192
Income tax (provision) benefit on adjusted earnings (2)	(30)		(3)		(33)
Noncontrolling interests	—		—		—
Adjusted earnings (loss) from continuing operations	149	0.93	10	0.06	159	0.99

	Diluted shares (in millions) (3)
Weighted average shares outstanding	159.1		—		159.1
Dilutive stock options	0.3		—		0.3
Dilutive restricted stock units	0.7		—		0.7
Total diluted shares	160.1		—		160.1
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	The adjusted effective tax rate is 17% for the three months ended September 30, 2012.

(3)	Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.
Other Charges and Other Adjustments - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

Other Charges (Gains), Net:	Three Months Ended September 30, 2012
	(In $ millions)
Employee termination benefits	1
Kelsterbach plant relocation	3
Plumbing actions	(4)
Commercial disputes	(2)
Total	(2)

Other Adjustments: (1)	Three Months Ended September 30, 2012	Income Statement Classification
	(In $ millions)
Kelsterbach plant relocation	(7)	Cost of sales
Plant closures	10	Cost of sales / SG&A
(Gain) loss on disposition of assets	1	(Gain) loss on disposition
Other	4	Various
Total	8
Total other charges and other adjustments	6
______________________________

(1)	These items are included in net earnings but not included in Other charges (gains), net.

EX 99.3 - 26

Reconciliation of Consolidated Net Earnings (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Three Months Ended June 30, 2012
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Net earnings (loss)	210	11	221
(Earnings) loss from discontinued operations	—	—	—
Interest income	—	—	—
Interest expense	45	—	45
Refinancing expense	—	—	—
Income tax provision (benefit)	54	3	57
Other charges (gains), net (1)	3	—	3
Other adjustments (1)	16	—	16
Adjusted EBIT	328	14	342
Depreciation and amortization expense (2)	74	—	74
Operating EBITDA	402	14	416

	Three Months Ended June 30, 2012
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Advanced Engineered Materials	—	—	—
Consumer Specialties	1	—	1
Industrial Specialties	—	—	—
Acetyl Intermediates	—	—	—
Other Activities (3)	—	—	—
Accelerated depreciation and amortization expense	1	—	1
Depreciation and amortization expense (2)	74	—	74
Total depreciation and amortization expense	75	—	75
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	Excludes accelerated depreciation and amortization expense as detailed in the table above and included in Other adjustments above.

(3)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

EX 99.3 - 27

Segment Data and Reconciliation of Operating Profit (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Three Months Ended June 30, 2012
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Operating Profit (Loss)
Advanced Engineered Materials	21	2	23
Consumer Specialties	75	2	77
Industrial Specialties	34	1	35
Acetyl Intermediates	77	1	78
Other Activities (1)	(43)	8	(35)
Total	164	14	178
Equity Earnings, Cost - Dividend Income and Other Income (Expense)
Advanced Engineered Materials	55	—	55
Consumer Specialties	84	—	84
Industrial Specialties	—	—	—
Acetyl Intermediates	2	—	2
Other Activities (1)	4	—	4
Total	145	—	145
Other Charges and Other Adjustments (2)
Advanced Engineered Materials	10	—	10
Consumer Specialties	(1)	—	(1)
Industrial Specialties	—	—	—
Acetyl Intermediates	1	—	1
Other Activities (1)	9	—	9
Total	19	—	19
Adjusted EBIT
Advanced Engineered Materials	86	2	88
Consumer Specialties	158	2	160
Industrial Specialties	34	1	35
Acetyl Intermediates	80	1	81
Other Activities (1)	(30)	8	(22)
Total	328	14	342

Depreciation and Amortization Expense (3)
Advanced Engineered Materials	28	—	28
Consumer Specialties	10	—	10
Industrial Specialties	13	—	13
Acetyl Intermediates	19	—	19
Other Activities (1)	4	—	4
Total	74	—	74
Operating EBITDA
Advanced Engineered Materials	114	2	116
Consumer Specialties	168	2	170
Industrial Specialties	47	1	48
Acetyl Intermediates	99	1	100
Other Activities (1)	(26)	8	(18)
Total	402	14	416
______________________________

(1)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

(2)	See Other charges and Other adjustments reconciliation for details.

(3)	Excludes accelerated depreciation and amortization expense included in Other charges and Other adjustments above.

EX 99.3 - 28

Adjusted Earnings (Loss) Per Share - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

	Three Months Ended June 30, 2012
	As Previously Reported		Effect of Change		As Adjusted
		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations	210	1.31	11	0.07	221	1.38
Deduct: Income tax (provision) benefit	(54)		(3)		(57)
Earnings (loss) from continuing operations before tax	264		14		278
Other charges and other adjustments (1)	19		—		19
Refinancing and related expenses	—		—		—
Adjusted earnings (loss) from continuing operations before tax	283		14		297
Income tax (provision) benefit on adjusted earnings (2)	(48)		(2)		(50)
Noncontrolling interests	—		—		—
Adjusted earnings (loss) from continuing operations	235	1.47	12	0.08	247	1.55

	Diluted shares (in millions) (3)
Weighted average shares outstanding	158.2		—		158.2
Dilutive stock options	1.0		—		1.0
Dilutive restricted stock units	0.6		—		0.6
Total diluted shares	159.8		—		159.8
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	The adjusted effective tax rate is 17% for the three months ended June 30, 2012.

(3)	Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.
Other Charges and Other Adjustments - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

Other Charges (Gains), Net:	Three Months Ended June 30, 2012
	(In $ millions)
Employee termination benefits	1
Kelsterbach plant relocation	2
Total	3

Other Adjustments: (1)	Three Months Ended June 30, 2012	Income Statement Classification
	(In $ millions)
Business optimization	3	SG&A
Kelsterbach plant relocation	8	Cost of sales
Plant closures	2	Cost of sales
Other	3	Various
Total	16
Total other charges and other adjustments	19
______________________________

(1)	These items are included in net earnings but not included in Other charges (gains), net.

EX 99.3 - 29

Reconciliation of Consolidated Net Earnings (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Three Months Ended March 31, 2012
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Net earnings (loss)	183	10	193
(Earnings) loss from discontinued operations	—	—	—
Interest income	(1)	—	(1)
Interest expense	45	—	45
Refinancing expense	—	—	—
Income tax provision (benefit)	(76)	3	(73)
Other charges (gains), net (1)	—	—	—
Other adjustments (1)	32	—	32
Adjusted EBIT	183	13	196
Depreciation and amortization expense (2)	72	—	72
Operating EBITDA	255	13	268

	Three Months Ended March 31, 2012
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Advanced Engineered Materials	—	—	—
Consumer Specialties	—	—	—
Industrial Specialties	2	—	2
Acetyl Intermediates	—	—	—
Other Activities (3)	—	—	—
Accelerated depreciation and amortization expense	2	—	2
Depreciation and amortization expense (2)	72	—	72
Total depreciation and amortization expense	74	—	74
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	Excludes accelerated depreciation and amortization expense as detailed in the table above and included in Other adjustments above.

(3)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

EX 99.3 - 30

Segment Data and Reconciliation of Operating Profit (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Three Months Ended March 31, 2012
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Operating Profit (Loss)
Advanced Engineered Materials	21	3	24
Consumer Specialties	39	1	40
Industrial Specialties	19	1	20
Acetyl Intermediates	60	2	62
Other Activities (1)	(41)	6	(35)
Total	98	13	111
Equity Earnings, Cost - Dividend Income and Other Income (Expense)
Advanced Engineered Materials	43	—	43
Consumer Specialties	1	—	1
Industrial Specialties	—	—	—
Acetyl Intermediates	1	—	1
Other Activities (1)	8	—	8
Total	53	—	53
Other Charges and Other Adjustments (2)
Advanced Engineered Materials	3	—	3
Consumer Specialties	17	—	17
Industrial Specialties	2	—	2
Acetyl Intermediates	2	—	2
Other Activities (1)	8	—	8
Total	32	—	32
Adjusted EBIT
Advanced Engineered Materials	67	3	70
Consumer Specialties	57	1	58
Industrial Specialties	21	1	22
Acetyl Intermediates	63	2	65
Other Activities (1)	(25)	6	(19)
Total	183	13	196

Depreciation and Amortization Expense (3)
Advanced Engineered Materials	27	—	27
Consumer Specialties	9	—	9
Industrial Specialties	13	—	13
Acetyl Intermediates	20	—	20
Other Activities (1)	3	—	3
Total	72	—	72
Operating EBITDA
Advanced Engineered Materials	94	3	97
Consumer Specialties	66	1	67
Industrial Specialties	34	1	35
Acetyl Intermediates	83	2	85
Other Activities (1)	(22)	6	(16)
Total	255	13	268
______________________________

(1)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

(2)	See Other charges and Other adjustments reconciliation for details.

(3)	Excludes accelerated depreciation and amortization expense included in Other charges and Other adjustments above.

EX 99.3 - 31

Adjusted Earnings (Loss) Per Share - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

	Three Months Ended March 31, 2012
	As Previously Reported		Effect of Change		As Adjusted
		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations	183	1.15	10	0.06	193	1.21
Deduct: Income tax (provision) benefit	76		(3)		73
Earnings (loss) from continuing operations before tax	107		13		120
Other charges and other adjustments (1)	32		—		32
Refinancing and related expenses	—		—		—
Adjusted earnings (loss) from continuing operations before tax	139		13		152
Income tax (provision) benefit on adjusted earnings (2)	(24)		(2)		(26)
Noncontrolling interests	—		—		—
Adjusted earnings (loss) from continuing operations	115	0.72	11	0.07	126	0.79

	Diluted shares (in millions) (3)
Weighted average shares outstanding	156.5		—		156.5
Dilutive stock options	1.9		—		1.9
Dilutive restricted stock units	0.7		—		0.7
Total diluted shares	159.1		—		159.1
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	The adjusted effective tax rate is 17% for the three months ended March 31, 2012.

(3)	Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.
Other Charges and Other Adjustments - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

Other Charges (Gains), Net:	Three Months Ended March 31, 2012
	(In $ millions)
Total	—

Other Adjustments: (1)	Three Months Ended March 31, 2012	Income Statement Classification
	(In $ millions)
Business optimization	5	SG&A
Kelsterbach plant relocation	3	Cost of sales
Plant closures	4	Cost of sales / SG&A
Acetate production interruption costs	10	Cost of sales
Other	10	Various
Total	32
Total other charges and other adjustments	32
______________________________

(1)	These items are included in net earnings but not included in Other charges (gains), net.

EX 99.3 - 32

Reconciliation of Consolidated Net Earnings (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Three Months Ended December 31, 2011
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Net earnings (loss)	95	(190)	(95)
(Earnings) loss from discontinued operations	1	—	1
Interest income	(1)	—	(1)
Interest expense	55	—	55
Refinancing expense	—	—	—
Income tax provision (benefit)	(2)	(112)	(114)
Other charges (gains), net (1)	9	—	9
Other adjustments (1)	10	306	316
Adjusted EBIT	167	4	171
Depreciation and amortization expense (2)	76	—	76
Operating EBITDA	243	4	247

	Three Months Ended December 31, 2011
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Advanced Engineered Materials	—	—	—
Consumer Specialties	1	—	1
Industrial Specialties	—	—	—
Acetyl Intermediates	—	—	—
Other Activities (3)	—	—	—
Accelerated depreciation and amortization expense	1	—	1
Depreciation and amortization expense (2)	76	—	76
Total depreciation and amortization expense	77	—	77
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	Excludes accelerated depreciation and amortization expense as detailed in the table above and included in Other adjustments above.

(3)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

EX 99.3 - 33

Segment Data and Reconciliation of Operating Profit (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Three Months Ended December 31, 2011
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Operating Profit (Loss)
Advanced Engineered Materials	(3)	(1)	(4)
Consumer Specialties	59	(1)	58
Industrial Specialties	17	—	17
Acetyl Intermediates	67	(3)	64
Other Activities (1)	(43)	(297)	(340)
Total	97	(302)	(205)
Equity Earnings, Cost - Dividend Income and Other Income (Expense)
Advanced Engineered Materials	36	—	36
Consumer Specialties	—	—	—
Industrial Specialties	1	—	1
Acetyl Intermediates	3	—	3
Other Activities (1)	11	—	11
Total	51	—	51
Other Charges and Other Adjustments (2)
Advanced Engineered Materials	8	—	8
Consumer Specialties	5	—	5
Industrial Specialties	1	—	1
Acetyl Intermediates	4	—	4
Other Activities (1)	1	306	307
Total	19	306	325
Adjusted EBIT
Advanced Engineered Materials	41	(1)	40
Consumer Specialties	64	(1)	63
Industrial Specialties	19	—	19
Acetyl Intermediates	74	(3)	71
Other Activities (1)	(31)	9	(22)
Total	167	4	171

Depreciation and Amortization Expense (3)
Advanced Engineered Materials	32	—	32
Consumer Specialties	9	—	9
Industrial Specialties	11	—	11
Acetyl Intermediates	21	—	21
Other Activities (1)	3	—	3
Total	76	—	76
Operating EBITDA
Advanced Engineered Materials	73	(1)	72
Consumer Specialties	73	(1)	72
Industrial Specialties	30	—	30
Acetyl Intermediates	95	(3)	92
Other Activities (1)	(28)	9	(19)
Total	243	4	247
______________________________

(1)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

(2)	See Other charges and Other adjustments reconciliation for details.

(3)	Excludes accelerated depreciation and amortization expense included in Other charges and Other adjustments above.

EX 99.3 - 34

Adjusted Earnings (Loss) Per Share - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

	Three Months Ended December 31, 2011
	As Previously Reported		Effect of Change		As Adjusted
		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations	96	0.61	(190)	(1.21)	(94)	(0.60)
Deduct: Income tax (provision) benefit	2		112		114
Earnings (loss) from continuing operations before tax	94		(302)		(208)
Other charges and other adjustments (1)	19		306		325
Refinancing and related expenses	(2)		—		(2)
Adjusted earnings (loss) from continuing operations before tax	111		4		115
Income tax (provision) benefit on adjusted earnings (2)	(19)		(2)		(21)
Noncontrolling interests	—		—		—
Adjusted earnings (loss) from continuing operations (3)	92	0.58	2	0.01	94	0.59

	Diluted shares (in millions) (4)
Weighted average shares outstanding	156.4		—		156.4
Dilutive stock options	1.8		—		1.8
Dilutive restricted stock units	0.7		—		0.7
Total diluted shares	158.9		—		158.9
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	The adjusted effective tax rate for the three months ended December 31, 2011 is 17% As previously reported and 18% As adjusted.

(3)	The As adjusted amount excludes the immediate recognition of actuarial gains and losses and the impact of actual plan asset returns of 7.6% vs. expected plan asset returns of 8.06%.

(4)	Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.
Other Charges and Other Adjustments - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

Other Charges (Gains), Net:	Three Months Ended December 31, 2011
	(In $ millions)
Employee termination benefits	4
Kelsterbach plant relocation	4
Asset impairments	1
Total	9

Other Adjustments: (1)	Three Months Ended December 31, 2011	Income Statement Classification
	(In $ millions)
Business optimization	1	SG&A
Kelsterbach plant relocation	1	Cost of sales
Plant closures	3	Cost of sales / SG&A
Commercial disputes	1	SG&A
Actuarial (gain) loss on pension and postretirement plans	306	Cost of sales / SG&A / R&D
Other	4	Cost of sales
Total	316
Total other charges and other adjustments	325
______________________________

(1)	These items are included in net earnings but not included in Other charges (gains), net.

EX 99.3 - 35

Reconciliation of Consolidated Net Earnings (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Three Months Ended September 30, 2011
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Net earnings (loss)	167	4	171
(Earnings) loss from discontinued operations	—	—	—
Interest income	(1)	—	(1)
Interest expense	54	—	54
Refinancing expense	—	—	—
Income tax provision (benefit)	34	1	35
Other charges (gains), net (1)	24	—	24
Other adjustments (1)	19	—	19
Adjusted EBIT	297	5	302
Depreciation and amortization expense (2)	77	—	77
Operating EBITDA	374	5	379

Three Months Ended September 30, 2011
	As Previously Reported	Effect of Change	As Adjusted
(In $ millions)
Advanced Engineered Materials	—	—	—
Consumer Specialties	—	—	—
Industrial Specialties	—	—	—
Acetyl Intermediates	—	—	—
Other Activities (3)	—	—	—
Accelerated depreciation and amortization expense	—	—	—
Depreciation and amortization expense (2)	77	—	77
Total depreciation and amortization expense	77	—	77
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	Excludes accelerated depreciation and amortization expense as detailed in the table above and included in Other adjustments above.

(3)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

EX 99.3 - 36

Segment Data and Reconciliation of Operating Profit (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Three Months Ended September 30, 2011
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Operating Profit (Loss)
Advanced Engineered Materials	14	2	16
Consumer Specialties	66	1	67
Industrial Specialties	30	1	31
Acetyl Intermediates	128	1	129
Other Activities (1)	(42)	—	(42)
Total	196	5	201
Equity Earnings, Cost - Dividend Income and Other Income (Expense)
Advanced Engineered Materials	53	—	53
Consumer Specialties	—	—	—
Industrial Specialties	1	—	1
Acetyl Intermediates	3	—	3
Other Activities (1)	1	—	1
Total	58	—	58
Other Charges and Other Adjustments (2)
Advanced Engineered Materials	18	—	18
Consumer Specialties	3	—	3
Industrial Specialties	—	—	—
Acetyl Intermediates	12	—	12
Other Activities (1)	10	—	10
Total	43	—	43
Adjusted EBIT
Advanced Engineered Materials	85	2	87
Consumer Specialties	69	1	70
Industrial Specialties	31	1	32
Acetyl Intermediates	143	1	144
Other Activities (1)	(31)	—	(31)
Total	297	5	302

Depreciation and Amortization Expense (3)
Advanced Engineered Materials	27	—	27
Consumer Specialties	9	—	9
Industrial Specialties	12	—	12
Acetyl Intermediates	25	—	25
Other Activities (1)	4	—	4
Total	77	—	77
Operating EBITDA
Advanced Engineered Materials	112	2	114
Consumer Specialties	78	1	79
Industrial Specialties	43	1	44
Acetyl Intermediates	168	1	169
Other Activities (1)	(27)	—	(27)
Total	374	5	379
______________________________

(1)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

(2)	See Other charges and Other adjustments reconciliation for details.

(3)	Excludes accelerated depreciation and amortization expense included in Other charges and Other adjustments above.

EX 99.3 - 37

Adjusted Earnings (Loss) Per Share - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

	Three Months Ended September 30, 2011
	As Previously Reported		Effect of Change		As Adjusted
		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations	167	1.05	4	0.03	171	1.08
Deduct: Income tax (provision) benefit	(34)		(1)		(35)
Earnings (loss) from continuing operations before tax	201		5		206
Other charges and other adjustments (1)	43		—		43
Refinancing and related expenses	(1)		—		(1)
Adjusted earnings (loss) from continuing operations before tax	243		5		248
Income tax (provision) benefit on adjusted earnings (2)	(41)		(4)		(45)
Noncontrolling interests	—		—		—
Adjusted earnings (loss) from continuing operations	202	1.27	1	0.01	203	1.28

	Diluted shares (in millions) (3)
Weighted average shares outstanding	156.2		—		156.2
Dilutive stock options	1.9		—		1.9
Dilutive restricted stock units	0.9		—		0.9
Total diluted shares	159.0		—		159.0
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	The adjusted effective tax rate for the three months ended September 30, 2011 is 17% as previously reported and 18% as adjusted.

(3)	Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.
Other Charges and Other Adjustments - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

Other Charges (Gains), Net:	Three Months Ended September 30, 2011
	(In $ millions)
Employee termination benefits	5
Kelsterbach plant relocation	14
Plumbing actions	(2)
Commercial disputes	7
Total	24

Other Adjustments: (1)	Three Months Ended September 30, 2011	Income Statement Classification
	(In $ millions)
Business optimization	2	SG&A
Kelsterbach plant relocation	5	Cost of sales
Plant closures	2	Cost of sales / SG&A
(Gain) loss on disposition of assets	(1)	(Gain) loss on disposition
Commercial disputes	7	Cost of sales
Other	4	Cost of sales
Total	19
Total other charges and other adjustments	43
______________________________

(1)	These items are included in net earnings but not included in Other charges (gains), net.

EX 99.3 - 38

Reconciliation of Consolidated Net Earnings (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Three Months Ended June 30, 2011
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Net earnings (loss)	203	3	206
(Earnings) loss from discontinued operations	2	—	2
Interest income	—	—	—
Interest expense	57	—	57
Refinancing expense	3	—	3
Income tax provision (benefit)	75	1	76
Other charges (gains), net (1)	18	—	18
Other adjustments (1)	15	—	15
Adjusted EBIT	373	4	377
Depreciation and amortization expense (2)	68	—	68
Operating EBITDA	441	4	445

	Three Months Ended June 30, 2011
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Advanced Engineered Materials	1	—	1
Consumer Specialties	3	—	3
Industrial Specialties	—	—	—
Acetyl Intermediates	—	—	—
Other Activities (3)	—	—	—
Accelerated depreciation and amortization expense	4	—	4
Depreciation and amortization expense (2)	68	—	68
Total depreciation and amortization expense	72	—	72
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	Excludes accelerated depreciation and amortization expense as detailed in the table above and included in Other adjustments above.

(3)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

EX 99.3 - 39

Segment Data and Reconciliation of Operating Profit (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Three Months Ended June 30, 2011
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Operating Profit (Loss)
Advanced Engineered Materials	27	—	27
Consumer Specialties	48	1	49
Industrial Specialties	28	—	28
Acetyl Intermediates	152	1	153
Other Activities (1)	(46)	2	(44)
Total	209	4	213
Equity Earnings, Cost - Dividend Income and Other Income (Expense)
Advanced Engineered Materials	39	—	39
Consumer Specialties	79	—	79
Industrial Specialties	—	—	—
Acetyl Intermediates	2	—	2
Other Activities (1)	11	—	11
Total	131	—	131
Other Charges and Other Adjustments (2)
Advanced Engineered Materials	22	—	22
Consumer Specialties	10	—	10
Industrial Specialties	—	—	—
Acetyl Intermediates	(2)	—	(2)
Other Activities (1)	3	—	3
Total	33	—	33
Adjusted EBIT
Advanced Engineered Materials	88	—	88
Consumer Specialties	137	1	138
Industrial Specialties	28	—	28
Acetyl Intermediates	152	1	153
Other Activities (1)	(32)	2	(30)
Total	373	4	377

Depreciation and Amortization Expense (3)
Advanced Engineered Materials	19	—	19
Consumer Specialties	10	—	10
Industrial Specialties	12	—	12
Acetyl Intermediates	25	—	25
Other Activities (1)	2	—	2
Total	68	—	68
Operating EBITDA
Advanced Engineered Materials	107	—	107
Consumer Specialties	147	1	148
Industrial Specialties	40	—	40
Acetyl Intermediates	177	1	178
Other Activities (1)	(30)	2	(28)
Total	441	4	445
______________________________

(1)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

(2)	See Other charges and Other adjustments reconciliation for details.

(3)	Excludes accelerated depreciation and amortization expense included in Other charges and Other adjustments above.

EX 99.3 - 40

Adjusted Earnings (Loss) Per Share - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

	Three Months Ended June 30, 2011
	As Previously Reported		Effect of Change		As Adjusted
		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations	205	1.29	3	0.01	208	1.30
Deduct: Income tax (provision) benefit	(75)		(1)		(76)
Earnings (loss) from continuing operations before tax	280		4		284
Other charges and other adjustments (1)	33		—		33
Refinancing and related expenses	6		—		6
Adjusted earnings (loss) from continuing operations before tax	319		4		323
Income tax (provision) benefit on adjusted earnings (2)	(54)		(4)		(58)
Noncontrolling interests	—		—		—
Adjusted earnings (loss) from continuing operations	265	1.66	—	—	265	1.66

	Diluted shares (in millions) (3)
Weighted average shares outstanding	156.3		—		156.3
Dilutive stock options	2.0		—		2.0
Dilutive restricted stock units	0.9		—		0.9
Total diluted shares	159.2		—		159.2
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	The adjusted effective tax rate for the three months ended June 30, 2011 is 17% as previously reported and 18% as adjusted.

(3)	Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.
Other Charges and Other Adjustments - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

Other Charges (Gains), Net:	Three Months Ended June 30, 2011
	(In $ millions)
Employee termination benefits	9
Kelsterbach plant relocation	16
Plumbing actions	(4)
Commercial disputes	(2)
Other	(1)
Total	18

Other Adjustments: (1)	Three Months Ended June 30, 2011	Income Statement Classification
	(In $ millions)
Business optimization	2	SG&A
Kelsterbach plant relocation	5	Cost of sales
Plant closures	7	Cost of sales / SG&A
(Gain) loss on disposition of assets	(1)	(Gain) loss on disposition
Write-off of other productive assets	(1)	Cost of sales
Other	3	Cost of sales
Total	15
Total other charges and other adjustments	33
______________________________

(1)	These items are included in net earnings but not included in Other charges (gains), net.

EX 99.3 - 41

Reconciliation of Consolidated Net Earnings (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Three Months Ended March 31, 2011
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Net earnings (loss)	142	3	145
(Earnings) loss from discontinued operations	(4)	—	(4)
Interest income	(1)	—	(1)
Interest expense	55	—	55
Refinancing expense	—	—	—
Income tax provision (benefit)	42	2	44
Other charges (gains), net (1)	(3)	—	(3)
Other adjustments (1)	7	—	7
Adjusted EBIT	238	5	243
Depreciation and amortization expense (2)	66	—	66
Operating EBITDA	304	5	309

	Three Months Ended March 31, 2011
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Advanced Engineered Materials	2	—	2
Consumer Specialties	4	—	4
Industrial Specialties	—	—	—
Acetyl Intermediates	—	—	—
Other Activities (3)	—	—	—
Accelerated depreciation and amortization expense	6	—	6
Depreciation and amortization expense (2)	66	—	66
Total depreciation and amortization expense	72	—	72
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	Excludes accelerated depreciation and amortization expense as detailed in the table above and included in Other adjustments above.

(3)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

EX 99.3 - 42

Segment Data and Reconciliation of Operating Profit (Loss) to Adjusted EBIT and Operating EBITDA - Non-U.S. GAAP Measures - Unaudited

	Three Months Ended March 31, 2011
	As Previously Reported	Effect of Change	As Adjusted
	(In $ millions)
Operating Profit (Loss)
Advanced Engineered Materials	38	2	40
Consumer Specialties	54	1	55
Industrial Specialties	25	1	26
Acetyl Intermediates	112	—	112
Other Activities (1)	(41)	1	(40)
Total	188	5	193
Equity Earnings, Cost - Dividend Income and Other Income (Expense)
Advanced Engineered Materials	35	—	35
Consumer Specialties	1	—	1
Industrial Specialties	—	—	—
Acetyl Intermediates	2	—	2
Other Activities (1)	8	—	8
Total	46	—	46
Other Charges and Other Adjustments (2)
Advanced Engineered Materials	12	—	12
Consumer Specialties	5	—	5
Industrial Specialties	—	—	—
Acetyl Intermediates	(17)	—	(17)
Other Activities (1)	4	—	4
Total	4	—	4
Adjusted EBIT
Advanced Engineered Materials	85	2	87
Consumer Specialties	60	1	61
Industrial Specialties	25	1	26
Acetyl Intermediates	97	—	97
Other Activities (1)	(29)	1	(28)
Total	238	5	243

Depreciation and Amortization Expense (3)
Advanced Engineered Materials	19	—	19
Consumer Specialties	8	—	8
Industrial Specialties	10	—	10
Acetyl Intermediates	25	—	25
Other Activities (1)	4	—	4
Total	66	—	66
Operating EBITDA
Advanced Engineered Materials	104	2	106
Consumer Specialties	68	1	69
Industrial Specialties	35	1	36
Acetyl Intermediates	122	—	122
Other Activities (1)	(25)	1	(24)
Total	304	5	309
______________________________

(1)	Other Activities includes corporate selling, general and administrative expenses and the results from captive insurance companies.

(2)	See Other charges and Other adjustments reconciliation for details.

(3)	Excludes accelerated depreciation and amortization expense included in Other charges and Other adjustments above.

EX 99.3 - 43

Adjusted Earnings (Loss) Per Share - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

	Three Months Ended March 31, 2011
	As Previously Reported		Effect of Change		As Adjusted
		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations	138	0.87	3	0.01	141	0.88
Deduct: Income tax (provision) benefit	(42)		(2)		(44)
Earnings (loss) from continuing operations before tax	180		5		185
Other charges and other adjustments (1)	4		—		4
Refinancing and related expenses	—		—		—
Adjusted earnings (loss) from continuing operations before tax	184		5		189
Income tax (provision) benefit on adjusted earnings (2)	(31)		(3)		(34)
Noncontrolling interests	—		—		—
Adjusted earnings (loss) from continuing operations	153	0.96	2	0.02	155	0.98

	Diluted shares (in millions) (3)
Weighted average shares outstanding	156.0		—		156.0
Dilutive stock options	2.0		—		2.0
Dilutive restricted stock units	0.7		—		0.7
Total diluted shares	158.7		—		158.7
______________________________

(1)	See Other charges and Other adjustments reconciliation for details.

(2)	The adjusted effective tax rate for the three months ended March 31, 2011 is 17% as previously reported and 18% as adjusted.

(3)	Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.
Other Charges and Other Adjustments - Reconciliation of a Non-U.S. GAAP Measure - Unaudited

Other Charges (Gains), Net:	Three Months Ended March 31, 2011
	(In $ millions)
Employee termination benefits	4
Kelsterbach plant relocation	13
Commercial disputes	(20)
Total	(3)

Other Adjustments: (1)	Three Months Ended March 31, 2011	Income Statement Classification
	(In $ millions)
Business optimization	3	SG&A
Kelsterbach plant relocation	(3)	Cost of sales
Plant closures	6	Cost of sales / SG&A
(Gain) loss on disposition of assets	1	(Gain) loss on disposition
Total	7
Total other charges and other adjustments	4
______________________________

(1)	These items are included in net earnings but not included in Other charges (gains), net.

EX 99.3 - 44